Pruco Life Insurance Company	Thomas C. Castano Assistant General Counsel Law Department

Pruco Life Insurance Company 213 Washington Street Newark, NJ 07102-2992 (973) 802-4708 fax: (973) 802-9560

March 10, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re: Pruco Life Variable Appreciable Account (File No. 811-3971)

Dear Commissioners:

        On behalf of Pruco Life Insurance Company and the Pruco Life Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the “Act”), that the Account’s annual report for the period ending December 31, 2004 has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

1.       Filer/Entity:         AIM Variable Insurance Funds
         Registration No.:     811-07452
         CIK No.:              0000896435
         Accession No.:        0000950129-05-001660
         Date of Filing:       02/25/05

2.       Filer/Entity:         American Century Variable Portfolios, Inc.
         Registration No.:     811-05188
         CIK No.:              0000814680
         Accession No.:        0000814680-05-000005
         Date of Filing:       02/25/05

3.       Filer/Entity:         Janus Aspen Series
         Registration No.:     811-07736
         CIK No.:              0000906185
         Accession No.:        0000906185-05-000003
         Date of Filing:       02/25/05

4.       Filer/Entity:         MFS Variable Insurance Trust
         Registration No.:     811-08326
         CIK No.:              0000918571
         Accession No.:        0000950156-05-000127
         Date of Filing:       03/04/05

5.       Filer/Entity:         T. Rowe Price International Series, Inc.
         Registration No.:     811-07145
         CIK No.:              0000918292
         Accession No.:        0000918292-05-000003
         Date of Filing:       02/28/05

6.       Filer/Entity:         The Prudential Series Fund, Inc.
         Registration No.:     811-03623
         CIK No.:              0000711175
         Accession No.:        0001193125-05-045678
         Date of Filing:       03/10/05

        If you have any questions regarding this filing, please contact me at (973) 802-4708.

                                                                     Sincerely,

                                                                   /s/ Thomas C. Castano

VIA EDGAR